EXHIBIT 10.7

                     NOTE AMENDMENT AND CONVERSION AGREEMENT
                     ---------------------------------------

         THIS NOTE AMENDMENT AND CONVERSION AGREEMENT (this "Agreement") is entered into this __ day of March, 2005, by and among CONTINENTAL BEVERAGE AND NUTRITION, INC., a Delaware corporation (the "Company"), and JACK HARRINGTON (the "Holder").

                                   WITNESSETH:

         WHEREAS, the Company has issued to the Holder an aggregate principal amount of One Hundred Thirty-Nine Thousand Five Hundred ($139,500) Dollars of promissory notes (the "Notes"); and

         WHEREAS, the Company is contemplating a private placement of at least Four Hundred Thousand Dollars ($400,000) (the "New Placement") through the issuance of the Company's 8% Senior Secured Convertible Promissory Note(s) (the "New Note"), to one or more investors (the "New Investors"); and

         WHEREAS, it is a condition precedent to the New Placement that the Holder agrees to amend his Notes and convert his Notes into shares of the Company's Common Stock (the "Common Stock") upon the occurrence of certain events and take such other actions as more fully set forth herein; and

         WHEREAS, the parties hereto are entering into this Agreement to amend the Notes and convert the Notes into Common Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and in order to induce the New Investors to consummate the New Placement, the parties do hereby agree as follows:

         1.       Amendment and Conversion of the Notes.
                  -------------------------------------

                  1.1. Amendment of the Notes. The Holder hereby amends the Notes to provide that the entire unpaid principal amount of the Notes and any accrued interest thereon shall be convertible into Common Stock at the conversion price described in Section 1.2 below.

                  1.2. Automatic Conversion. Concurrent with the closing of any Acquisition Transaction, as defined herein, the entire outstanding principal balance and all accrued interest of Holder's Notes as of the closing date of the Acquisition Transaction (the "Acquisition Closing") shall automatically convert into that number of shares of Common Stock (such shares, hereinafter the "Conversion Shares") determined by dividing the entire outstanding principal balance of, and all accrued interest on, Holder's Note as of the date of the Acquisition Closing by a share price equal to the average closing price of the Common Stock for the ten (10) day period immediately preceding the Acquisition

Closing; provided in no event shall such price be less than $0.10 per share (such per share price hereinafter the "Conversion Price"). As used herein, "Acquisition Transaction" shall mean: (i) any merger, share exchange, consolidation, reorganization or other business combination pursuant to which the businesses of a target is combined with that of the Company; (ii) the acquisition, directly or indirectly, by the Company of all or a substantial portion of the assets or common equity of a target by way of negotiated purchase or otherwise; or (iii) the acquisition, directly or indirectly, by Target of all or a substantial portion of the assets or common equity of the Company by way of negotiated purchase or otherwise. The term Acquisition Transaction shall include any reverse merger transaction the Company undertakes.

                  1.3. Surrender of Notes; Issuance of New Certificates. Promptly following a Holder's receipt of notice that the Acquisition Closing has occurred, the Holder shall deliver his original Note(s) to the Company for cancellation in exchange for his Conversion Shares. Promptly following the Company's receipt of the original Notes from the Holder, the Company, at its expense, shall deliver to the Holder, in the Holder's name, a certificate representing the number of fully paid and non-assessable Conversion Shares into which the Note has been converted in accordance with the provisions of Section
1.2 above. Subject to the foregoing provisions hereof, such conversion shall be deemed to have occurred on the date of the Acquisition Closing so that Holder shall be treated for all purposes as having become the record holder of the Conversion Shares at such time.

                  1.4. Acknowledgement, Waiver of Rights. Upon the Acquisition Closing, the Holder acknowledges that upon the conversion of the Notes, as provided herein, the Notes will be fully satisfied as to all amounts due thereunder and the Holder shall have no claims against the Company arising from the Notes. To the extent any of the Notes are secured, any security agreements or financing statements relating to the obligations secured by the Notes shall terminate and the Holder or his agent shall promptly thereafter affect all filings necessary to terminate the security interests created thereunder and to return any collateral to the Company. The Holder further acknowledges that any agent appointed under any agreement shall have no further responsibilities or obligations pursuant thereto in connection with the Notes.

         2.       Miscellaneous.
                  -------------

                  2.1. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements between the parties hereto, and this Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by each party hereto.

                  2.2. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors, assigns, heirs and administrators. Neither party hereto may assign its rights or obligations hereunder without the express written consent of the other party hereto. The New Investors shall be express third-party beneficiaries of this Agreement and shall have the right to enforce this Agreement against the Company and the Holder in their own right.

                  2.3. Additional Documents. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

                  2.4. Specific Performance. Each party hereto hereby acknowledges that the obligations created herein are unique and that the other parties hereto and the New Investors would suffer irreparable harm in the event of any breach of this Agreement by any party hereto for which money damages would not be an adequate remedy. Accordingly, each party hereto and the New Investors shall have the right to specific performance of this Agreement and to obtain injunctive relief in the event of any breach or threatened breach of the terms hereof by any party hereto in addition to any other remedies available at law or in equity. No one shall be obligated to post any bond or other security in connection with any action seeking specific performance of this Agreement or any other equitable remedy.

                  2.5. Governing Law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws principles.

                  2.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.

                                               COMPANY:

                                               CONTINENTAL BEVERAGE AND
                                                NUTRITIION, INC.

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                               HOLDER:

                                               ---------------------------------
                                                          (Signature)

                                               ---------------------------------
                                                          (Print Name)


                                               ---------------------------------
                                                  Principal Amount of Notes

                     NOTE AMENDMENT AND CONVERSION AGREEMENT
                     ---------------------------------------

         THIS NOTE AMENDMENT AND CONVERSION AGREEMENT (this "Agreement") is entered into this __ day of March, 2005, by and among CONTINENTAL BEVERAGE AND NUTRITION, INC., a Delaware corporation (the "Company"), and HARRY SACKLER (the "Holder").

                                   WITNESSETH:

         WHEREAS, the Company has issued to the Holder an aggregate principal amount of Two Hundred Forty-Six Thousand Eight Hundred Eighty-Four ($246,384) Dollars of promissory notes (the "Notes"); and

         WHEREAS, the Company is contemplating a private placement of at least Four Hundred Thousand Dollars ($400,000) (the "New Placement") through the issuance of the Company's 8% Senior Secured Convertible Promissory Note(s) (the "New Note") to one or more investors (the "New Investors"); and

         WHEREAS, it is a condition precedent to the New Placement that the Holder agrees to amend his Notes and convert his Notes into shares of the Company's Common Stock (the "Common Stock") upon the occurrence of certain events and take such other actions as more fully set forth herein; and

         WHEREAS, the parties hereto are entering into this Agreement to amend the Notes and convert the Notes into Common Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and in order to induce the New Investors to consummate the New Placement, the parties do hereby agree as follows:

         1.       Amendment and Conversion of the Notes.
                  -------------------------------------

                  1.1. Amendment of the Notes. The Holder hereby amends the Notes to provide that the entire unpaid principal amount of the Notes and any accrued interest thereon shall be convertible into Common Stock at the conversion price described in Section 1.2 below.

                  1.2. Automatic Conversion. Concurrent with the closing of any Acquisition Transaction, as defined herein, the entire outstanding principal balance and all accrued interest of Holder's Notes as of the closing date of the Acquisition Transaction (the "Acquisition Closing") shall automatically convert into that number of shares of Common Stock (such shares, hereinafter the "Conversion Shares") determined by dividing the entire outstanding principal balance of, and all accrued interest on, Holder's Note as of the date of the Acquisition Closing by a share price equal to the average closing price of the Common Stock for the ten (10) day period immediately preceding the Acquisition Closing; provided in no event shall such price be less than $0.10 per share (such per share price hereinafter the "Conversion Price"). As used herein,

"Acquisition Transaction" shall mean: (i) any merger, share exchange, consolidation, reorganization or other business combination pursuant to which the businesses of a target is combined with that of the Company; (ii) the acquisition, directly or indirectly, by the Company of all or a substantial portion of the assets or common equity of a target by way of negotiated purchase or otherwise; or (iii) the acquisition, directly or indirectly, by Target of all or a substantial portion of the assets or common equity of the Company by way of negotiated purchase or otherwise. The term Acquisition Transaction shall include any reverse merger transaction the Company undertakes.

                  1.3. Surrender of Notes; Issuance of New Certificates. Promptly following a Holder's receipt of notice that the Acquisition Closing has occurred, the Holder shall deliver his original Note(s) to the Company for cancellation in exchange for his Conversion Shares. Promptly following the Company's receipt of the original Notes from the Holder, the Company, at its expense, shall deliver to the Holder, in the Holder's name, a certificate representing the number of fully paid and non-assessable Conversion Shares into which the Note has been converted in accordance with the provisions of Section
1.2 above. Subject to the foregoing provisions hereof, such conversion shall be deemed to have occurred on the date of the Acquisition Closing so that Holder shall be treated for all purposes as having become the record holder of the Conversion Shares at such time.

                  1.4. Acknowledgement, Waiver of Rights. Upon the Acquisition Closing, the Holder acknowledges that upon the conversion of the Notes, as provided herein, the Notes will be fully satisfied as to all amounts due thereunder and the Holder shall have no claims against the Company arising from the Notes. To the extent any of the Notes are secured, any security agreements or financing statements relating to the obligations secured by the Notes shall terminate and the Holder or his agent shall promptly thereafter affect all filings necessary to terminate the security interests created thereunder and to return any collateral to the Company. The Holder further acknowledges that any agent appointed under any agreement shall have no further responsibilities or obligations pursuant thereto in connection with the Notes.

         2.       Miscellaneous.
                  -------------

                  2.1. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements between the parties hereto, and this Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by each party hereto.

                  2.2. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors, assigns, heirs and administrators. Neither party hereto may assign its rights or obligations hereunder without the express written consent of the other party hereto. The New Investors shall be express third-party beneficiaries of this Agreement and shall have the right to enforce this Agreement against the Company and the Holder in their own right.

                  2.3. Additional Documents. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

                  2.4. Specific Performance. Each party hereto hereby acknowledges that the obligations created herein are unique and that the other parties hereto and the New Investors would suffer irreparable harm in the event of any breach of this Agreement by any party hereto for which money damages would not be an adequate remedy. Accordingly, each party hereto and the New Investors shall have the right to specific performance of this Agreement and to obtain injunctive relief in the event of any breach or threatened breach of the terms hereof by any party hereto in addition to any other remedies available at law or in equity. No one shall be obligated to post any bond or other security in connection with any action seeking specific performance of this Agreement or any other equitable remedy.

                  2.5. Governing Law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws principles.

                  2.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.

                                               COMPANY:

                                               CONTINENTAL BEVERAGE AND
                                                NUTRITIION, INC.

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                               HOLDER:

                                               ---------------------------------
                                                          (Signature)

                                               ---------------------------------
                                                          (Print Name)


                                               ---------------------------------
                                                  Principal Amount of Notes